UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                      December 19, 2005

GB&T BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-24203	58-2400756
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

500 Jesse Jewell Parkway, S.E., Gainesville, Georgia		30501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 532-1212

(not applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On December 19, 2005, GB&T Bancshares, Inc. (“GB&T”) entered into a definitive Agreement and Plan of Reorganization (the “Agreement”) with Mountain Bancshares, Inc., (“Mountain Bancshares”), the parent company of the $130-million asset Mountain State Bank of Dawsonville, pursuant to which Mountain Bancshares will merge with and into GB&T.  The corporate existence of Mountain Bancshares will cease, and Mountain State Bank of Dawsonville will continue to operate as a wholly-owned subsidiary of GB&T.  Under the terms of the Agreement, Mountain Bancshares shareholders will receive 0.8911 shares of GB&T common stock and $8.40 in cash in exchange for each outstanding share of Mountain Bancshares.  The Agreement includes representations, warranties, covenants and indemnifications typical for transactions of this type.  A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The proposed merger remains subject to the approval of Mountain Bancshares’ shareholders, regulatory approval and other customary conditions set forth in the Agreement.

GB&T will be filing a registration statement on Form S-4 and other documents with the Securities and Exchange Commission (“SEC”). The registration statement will contain a prospectus of GB&T relating to the common stock to be issued in the acquisition of Mountain Bancshares and a proxy statement of Mountain Bancshares relating to the acquisition. Investors and shareholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and shareholders will be able to receive the proxy statement/prospectus and other documents filed by GB&T free of charge at the SEC’s web site, www.sec.gov or from GB&T Bancshares, Inc. at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia 30501.

Mountain Bancshares and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the acquisition. Information about such directors and executive officers and their ownership of Mountain Bancshares common stock will be set forth in the proxy statement/prospectus. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

2.1

Agreement and Plan of Reorganization dated December 19, 2005 by and between GB&T Bancshares, Inc. and Mountain Bancshares, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); GB&T agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2005

GB&T BANCSHARES, INC.
(Registrant)

By:	/s/ Gregory L. Hamby
Name:	Gregory L. Hamby
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1

Agreement and Plan of Reorganization dated December 19, 2005 by and between GB&T Bancshares, Inc. and Mountain Bancshares, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); GB&T agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.)